UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2009
ONYX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of incorporation)	0-28298 (Commission File No.)	94-3154463 (IRS Employer Identification No.)
2100 Powell Street
Emeryville, California 94608
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 597-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On November 16, 2009, Onyx Pharmaceuticals, Inc. (“Onyx” or the “Company”) filed a Current Report on Form 8-K to report the completion of its acquisition of Proteolix, Inc. (“Proteolix”), a Delaware corporation, pursuant to the Agreement and Plan of Merger, dated as of October 10, 2009, (the “Merger Agreement”), among Proteolix, Profiterole Acquisition Corp., a wholly-owned subsidiary of Onyx (“Merger Sub”) and Shareholder Representative Services LLC, as the Stockholders’ Agent. Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Proteolix (the “Merger”) and Proteolix continued as the surviving corporation and a wholly-owned subsidiary of Onyx. Simultaneous with the Merger, Proteolix’s name was changed to Onyx Therapeutics, Inc. As a result of the Merger, Onyx Therapeutics is now a wholly-owned subsidiary of the Company. The Merger closed and became effective on November 16, 2009. As indicated in the original Form 8-K, this Form 8-K/A is being filed to provide the financial statements and pro forma financial statements required by Item 9.01 as set forth below, in accordance with Item 9.01(a) and Item 9.01(b) of Form 8-K. The financial statements and pro forma financial statements are filed as Exhibits 99.1, 99.2 and 99.3, and are included herein.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
1)	Proteolix’s historical audited balance sheets as of December 31, 2008 and 2007, and Proteolix’s historical audited statements of operations, cash flows and convertible preferred stock and stockholders’ deficit for each of the years ended December 31, 2008 and 2007, and for the period from October 15, 2002 (inception) to December 31, 2008 are attached hereto as Exhibit 99.1 and are included herein by reference.

2)	Proteolix’s historical unaudited balance sheet as of September 30, 2009, and Proteolix’s historical unaudited statements of operations and cash flows for the nine months ended September 30, 2009 and 2008, and for the period from October 15, 2002 (inception) to September 30, 2009 are attached hereto as Exhibit 99.2 and are included herein by reference.
(b)	Pro Forma Financial Information.

The required pro forma financial information of the Company as of September 30, 2009 and for the nine months ended September 30, 2009 and for the year ended December 31, 2008, is attached hereto as Exhibit 99.3 and is included in its entirety herein by reference.
(d)	Exhibits.

Exhibit
Number	Description of Document
23.1	Consent of Independent Auditors.

99.1	Audited financial statements of Proteolix as of and for the years ended December 31, 2008 and 2007, and for the period from October 15, 2002 (inception) to December 31, 2008 with Report of Independent Auditors.

99.2	Unaudited financial statements of Proteolix as of September 30, 2009, and for the nine months ended September 30, 2009 and 2008, and for the period from October 15, 2002 (inception) to September 30, 2009.

99.3	Unaudited pro forma financial information as of and for the nine months ended September 30, 2009 and for the year ended December 31, 2008.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2010	ONYX PHARMACEUTICALS, INC.
	By:	/s/ Matthew K. Fust
Matthew K. Fust
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document
23.1	Consent of Independent Auditors.

99.1	Audited financial statements of Proteolix as of and for the years ended December 31, 2008 and 2007, and for the period from October 15, 2002 (inception) to December 31, 2008 with Report of Independent Auditors.

99.2	Unaudited financial statements of Proteolix as of September 30, 2009, and for the nine months ended September 30, 2009 and 2008, and for the period from October 15, 2002 (inception) to September 30, 2009.

99.3	Unaudited pro forma financial information as of and for the nine months ended September 30, 2009 and for the year ended December 31, 2008.